               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in the Form SB-2 Registration Statement, as amended, of Export Erez USA, Inc. our report as of December 31, 1999 and 1998 dated February 29, 2000, relating to the consolidated financial statements of Export Erez Ltd. and Subsidiary which appear in such Form SB-2, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                             WEINBERG & COMPANY, P.A.
                                             Certified Public Accountants

Boca Raton, Florida
October 3, 2000

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in the Form SB-2 Registration Statement, as amended, of Export Erez USA, Inc. our report as of March 31, 2000 and December 31, 1999 dated June 7, 2000, relating to the financial statements of Export Erez USA, Inc. which appear in such Form SB-2, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                             WEINBERG & COMPANY, P.A.
                                             Certified Public Accountants

Boca Raton, Florida
October 3, 2000